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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                          reported) January 13, 2000


                 J.P. Morgan Commercial Mortgage Finance Corp.
                 ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                   333-87441              13-3789046
----------------------------       ---------------      -------------------
(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
       of Incorporation)               Number)          Identification No.)

                                60 Wall Street
                      -----------------------------------
                           New York, New York 10260
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060




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



Item 5.       Other Events

Filing of Collateral Term Sheet.

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2000-C9, J.P. Morgan Securities Inc. and ABN AMRO Incorporated (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheet") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

     The Collateral Term Sheet is attached hereto as Exhibit 99. These Collateral Term Sheet supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No                                        Description

        99                                          Collateral Term Sheet

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. MORGAN COMMERCIAL MORTGAGE
                                                     FINANCE CORP.




                                            By:  /s/ Clive Bull
                                                 -----------------------------
                                                 Name:   Clive Bull
                                                 Title:  Vice President



Dated:   January 18, 2000

                                                   Exhibit Index




                                    Exhibit


                                                                          Page

     99         Collateral Term Sheet                             6

                                  EXHIBIT 99



                                                            Original Amortization
Loan No.    Property Name                                           Term

    1       711 Third Avenue                                         360
    2       International Airport Center Los Angeles                 360
    3       Atlantic Development I                                   360
  3.1       40 Technology Drive
  3.2       100 Randolph Road
  3.3       50 Randolph Road
    4       Circle Park Apartments                                   360
    5       Penn Mar Shopping Center                                 360
    6       Abbey Portfolio I                                         1
  6.1       Colton Commerce Center
  6.2       Palmdale Place Commerce Center
  6.3       Tenth Street Commerce Center
  6.4       Fountain Plaza (Palmdale II)
  6.5       Diamond Bar Commerce Center (Palomino Plaza)
  6.6       Palm Plaza  (Palmdale III)
    7       332 South Michigan Avenue                                360
    8       Abbey Portfolio II                                        1
  8.1       Cityview Plaza
  8.2       Glendora Commerce Center
  8.3       Anaheim Stadium Industrial Park
  8.4       Arlington Airpark Plaza
  8.5       Edinger
    9       Alpine Commons Shopping Center                           360
   10       Pirate's Cove Apartments                                 360
   11       Toledo Apartments Portfolio                              360
 11.1       Hunter's Ridge Apartments
 11.2       Miracle Manor
 11.3       Toledo Arms Apartments
 11.4       Adrian Manor
   12       Buttonwood Bay MHC                                       360
   13       Salisbury Center                                         240
   14       Henderson's Wharf Complex                                348
   15       Hickory Hospitality Portfolio                            300
 15.1       Comfort Suites - Hickory
 15.2       Holiday Inn Express - Pineville
 15.3       Sleep Inn - Hickory
 15.4       Comfort Inn - Lincolnton
   16       8500 Wilshire                                            360
   17       Phoenix Northgate Business Center                        360
   18       Montclair East Shopping Center                           360
   19       Wilshire Hobart Building                                 360
   20       Twelve Oaks at Northbrook                                240
   21       GATX Food Distribution                                   360
   22       Indiana Outlet Center                                    300
   23       Cory Industries                                          300
   24       24 Farnsworth Street                                     360
   25       Sprint Spectrum Building                                 360
   26       Park Terrace Apartments                                  360
   27       Horizon Outlet Center - Tulare                           300
   28       Hydra Warehouse                                          360
   29       Moody Ramblin Portfolio                                  360
 29.1       Briarwood
 29.2       Barker's Point
 29.3       Bali Park  II
 29.4       Bali Park III
   30       Bridgewater Place                                        300
   31       Heritage at North Andover                                300
   32       Green Tree Place Apartments                              360
   33       Frontier Portfolio                                       300
 33.1       Frontier Plaza
 33.2       Frontier Village Mobile Home Park
   34       Habitat Apartments                                       340
   35       Timber Creek Apartments                                  360
   36       Coffee Tree Plaza                                        360
   37       Sun Pointe Lake Apartments                               360
   38       Delaware County Medical Hospital (DCMH)                  300
   39       Westminster Chase I & II                                 360
   40       Best Western Heritage Inn - Rancho Cordova               240
   41       Rustic Hills Park Apartments                             300
   42       DSS Building                                             360
   43       Countryside Shopping Center                              240
   44       Fortress - Miami                                         240
   45       9020 Junction Drive                                      360
   46       Malibu Center                                            288
   47       English Park Village                                     360
   48       S & S Graphics                                           300
   49       Promenade at Bay Colony Shopping Center                  360
   50       Shoppes at Temple Terrace                                360
   51       Wooster Place                                            300
   52       Moutainside Apartments                                   360
   53       Ramada Inn - Homestead                                   240
   54       Howard Johnson - Cutler Ridge                            240
   55       Denton Town Center                                       360
   56       Tropicana Plaza                                          297
   57       Embassy Place - Phase II                                 360
   58       Mission Grove Office                                     300
   59       Champlain Plaza                                          300
   60       2300 Maywood                                             329
   61       Sheldahl Facility                                        300
   62       Quality Suites - Windsor                                 240
   63       301 Metro Center Boulevard                               360
   64       Comfort Inn - Newburgh                                   240
   65       Pleasant View Retirement Home                            300
   66       Hart Gallery                                             300
   67       West Oak Office                                          360
   68       Base Ten Systems Building                                300
   69       Best Western Heritage Inn - Chico                        240
   70       KMart - Baltimore                                        360
   71       Lakeville Corporate Park                                 300
   72       C-MAC-Metallek Building                                  360
   73       100 Passaic Avenue                                       300
   74       400 Lapp Road                                            360
   75       Executive Apartments                                     360
   76       Highland House Apartments                                360
   77       Spanish Apartments                                       300
   78       9 West Jackson                                           360
   79       Oshawa Holiday Inn                                       300
   80       Brentwood/Greentree Apartments                           360
 80.1       Brentwood Pointe Apartments
 80.2       Greentree Apartments
   81       Tiffany Square Apartments                                300
   82       Fortress - Boston                                        240
   83       Pineridge Apartments                                     360
   84       Parthenon Apartments                                     240
   85       Park Place Apartments                                    360
   86       Prospect Heights Apartments                              360
   87       Betancourt III                                           300
   88       5707 Corsa Avenue                                        360
   89       Oakmont Apartments                                       360
   90       Arbor Court Apartments                                   300
   91       Shoppes at Georgian Terrace                              300
   92       Professional Office Building One                         300
   93       Hanover / Hoopes Apartments                              360
 93.1       Hanover Apartments
 93.2       Hoopes Place Apartments
   94       Hampton Inn - Goodlettsvile                              240
   95       Herndon Village Shoppes                                  192
   96       Willard Square                                           360
   97       Comfort Inn - Boucherville                               240
   98       Kingsland Village Shopping Center                        300
   99       Betancourt I                                             300
  100       Pilgrim Mill/Holly Creek Apartments                      330
  101       Comfort Inn - Sault Ste. Marie                           240
  102       Hyde Park Apartments                                     360
  103       Woodstock Square Shopping Center                         300
  104       Hilltop Building                                         360
  105       Technology Court                                         360
  106       Comfort Inn - Thunder Bay                                240
  107       Wyndham Pointe Apartments                                360
  108       Landmark Six Flex Center                                 360
  109       Medary Court & Stenton House Apartments                  300
  110       Gateway Computer Store - Florence                        360
  111       Greenmount Avenue Shopping Center                        300
  112       Douglas Center                                           360
  113       Henry Plastics Building                                  240
  114       T.T.C. Park Ridge                                        300
  115       Glenwood Village MHP                                     360
  116       Turtle Creek  Apartments                                 360
  117       Comfort Inn - Saskatoon                                  240
  118       Santa Fe Mobile Home Park                                300
  119       RiteAid - Dayton                                         231
  120       La Habra Apartments                                      300
  121       Sterling Knoll Plaza                                     300
  122       Brookside Apartments                                     300
  123       Westmount Place Condominiums                             360
  124       Betancourt II                                            300
124.1       25 West 170th Street
124.2       2416 Amsterdam Avenue
  125       Gateway 2000 Country Store - Madison                     360
  126       Comfort Inn - London                                     240
  127       Holiday Inn - Clarksville                                240
  128       Highland Terrace Apartments                              360
  129       Gateway Computer Store - Woodbury                        360
  130       Meriweather Apartments                                   360
  131       North Park Place                                         360
  132       Chateau Crete Apartments                                 360
  133       Gateway Computer Store - Dickson City                    360
  134       Comfort Inn - Drummondville                              240
  135       Salisbury Medical Office Building (SMOB)                 300
  136       Gateway Computer Store - Henrietta                       360
  137       Comfort Inn - New Glasgow                                240
  138       7 Meridian Street Apartments                             360
  139       Bear Creek Square Shopping Center                        300
  140       Willard Towers                                           360


     Additional information is available upon request. Information herein is believed to be reliable but neither the Depositor nor the Underwriters warrant to its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the Mortgage
Loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the Offered Certificates. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the Offered Certificates. Any investment decision with respect to the Offered Certificates should be made by you based solely upon the information contained in the Final Prospectus relating to the Offered
Certificates. No assurance or representation can be made as to the actual rate or timing of Principal Payments or Prepayments on any of the Mortgage Loans or the performance characteristics of the Offered Certificates. This information was prepared in reliance on information regarding the Mortgage Loans furnished by the Sellers of the Mortgage Loans. The Underwriters and/or their affiliates and employees may hold a position or act as market makers in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN
AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co.
Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO entity in their home jurisdiction unless governing law permits otherwise.


     By accepting and using this information, you hereby agree to the following terms and conditions. These materials are provided for information purposes only and any use for other purposes is disclaimed. The information contained herein is provided by the Depositor and the Underwriters "as is" and all express or implied warranties and representations of any kind with regard to the information are hereby disclaimed, including, but not limited to, warranties of merchantability or fitness for a particular purpose or warranties as to any results to be obtained from any use of the information or any information derived from the information. The information is intended solely for your internal use and may not be distributed in any form to any third party. Neither the Depositor nor the Underwriters guarantee the timeliness, accuracy or completeness of the information. In no event shall the Depositor or any of the Underwriters be liable for any use by any party of, any decision made or action taken by any party in reliance upon, or for any inaccuracies, errors in, or omissions of, the information. Neither the Depositor nor the Underwriters shall be liable (in contract, tort or otherwise) for any ordinary, direct, indirect, consequential, incidental, special, punitive or exemplary damages in connection with your damages occurring. Copyright 2000 J.P. Morgan & Co. Incorporated.
